                                                                    EXHIBIT 10.2


                 TWELFTH AMENDMENT TO PRE-NEGOTIATION AGREEMENT

THIS TWELFTH AMENDMENT TO PRE-NEGOTIATION AGREEMENT dated as of June 30, 2003 (this "Twelfth Amendment"), by and among AKORN, INC., a Louisiana corporation ("Akorn"), AKORN (NEW JERSEY), INC., an Illinois corporation ("Akorn NJ") (Akorn and Akorn NJ being sometimes referred to herein individually as a "Borrower" and collectively as the "Borrowers"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation (the "Lender");

                                   WITNESSETH:

                  WHEREAS, the parties heretofore entered into the Pre-Negotiation Agreement dated as of September 20, 2002, as amended by the First Amendment dated as of October 18, 2002, the Second Amendment dated as of November 26, 2002, the Third Amendment dated as of December 30, 2002, the Fourth Amendment dated as of January 16, 2003, the Fifth Amendment dated as of January 31, 2003, the Sixth Amendment, dated as of February 14, 2003, the Seventh Amendment dated as of February 28, 2003, the Eighth Amendment dated as of March 14, 2003, the Ninth Amendment dated as of April 4, 2003, the Tenth Amendment dated as of May 1, 2003 and the Eleventh Amendment dated as of May 9, 2003 (the "Prior Agreement"); and

                  WHEREAS, the Borrowers have requested an amendment to Section
4.1 of the Prior Agreement;

                  WHEREAS, the Lender has agreed to the Borrowers' request, but only on the terms set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the covenants, agreements and acknowledgments contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  Section 1. Defined Terms. All capitalized terms used and not otherwise defined in this Twelfth Amendment shall have the same meanings as in the Prior Agreement.

                  Section 2. Amendments.

                  2.1 Section 1.1 of the Prior Agreement is hereby amended by replacing the following defined terms to read as follows:

                  "Loans" shall mean the Tranche A Loans, the Tranche B Loans and the Tranche C Loans. This definition amends and restates the definition contained in the Credit Agreement for all purposes.

                  "Tranche B Loans" shall have the meaning provided in Section 8.1(a).

                  "Tranche B Note" shall have the meaning provided in Section 8.2(a).

                  2.2 Section 1.1 of the Prior Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order:

                  "Cash Receipts" shall mean all cash (including, without limitation, cash received in respect of checks, drafts, bank credits and other similar instruments and receivables) received by any of the Borrowers from any source.

                  "Tranche C Commitment" shall mean, at any time, the commitment of the Lender to make Tranche C Loans during the Forbearance Period, which commitment shall be equal to the greater of (a) $150,000 and (b) 110% of the "Tranche C Balance" set forth in the Budget for such time; provided, however, that at no time shall the Tranche C Commitment exceed $1,000,000.

                  "Tranche C Loans" shall have the meaning provided in Section 8.1(b).

                  "Tranche C Note" shall have the meaning provided in Section 8.2(b).

                  "Unutilized Commitment" shall mean, at any time, the difference between (i) $2,750,000 and (ii) the aggregate principal amount of all Tranche B Loans and Tranche C Loans then outstanding.

                  2.3 Section 4.1 of the Prior Agreement is hereby amended to read as follows:

                  4.1 Forbearance Period. Subject to compliance by each Borrower with each of the terms and conditions of this Agreement, and without waiving the Existing Events, the Lender hereby agrees to forbear from enforcing its rights or remedies pursuant to the Loan Documents and applicable law (including, without limitation, to make a demand for payment as a result of the Payment Default) as a result of the Existing Events from the Agreement Closing Date until the earlier to occur of the following (as the case may be, the "Forbearance Termination Date"):
         (i) July 31, 2003 and (ii) the date on which a Borrowing Condition Failure occurs.

                  2.4 Section 6.6 of the Prior Agreement is hereby amended to read as follows:

                  6.6 Budget; Reconciliation.

                  (a) Starting July 1, 2003, on or before the first day of each month until the Forbearance Termination Date, the Borrowers shall deliver to the Lender a budget, in form and substance satisfactory to the Lender, detailing the Borrowers' anticipated Cash Receipts and disbursements for such month (broken down on a weekly basis during such month) and setting forth the anticipated drawings and uses of Tranche C Loans during such month (the "Budget").

                  (b) Starting July 9, 2003, on each Wednesday until the Forbearance Termination Date, the Borrowers shall deliver to the Lender a report, in form and substance satisfactory to the Lender, detailing the Borrowers' actual Cash Receipts and disbursements (and borrowings and repayment of Tranche C Loans) during the immediately prior week, and showing the variance of such amounts from the corresponding amounts projected in the Budget for such week (the "Weekly Reconciliation Report").

                  2.5 Section 7.1 of the Prior Agreement is hereby amended to read as follows:

                  7.1 Payments. The Lender (a) shall, and the Borrowers hereby irrevocably authorize the Lender to, withdraw on the Agreement Closing Date all cash amounts on deposit (including arising from the liquidation of any cash equivalent then on deposit and from the transfer on such date of cash from the Lock-Box Account to the Concentration Account) and apply same to (i) the payment of the $200,000 fee referred to in Section 5.1(c) and (ii) thereafter repay outstanding Tranche A Loans and (b) may in its sole discretion (but shall be under no obligation to), and the Borrowers hereby irrevocably authorize the Lender at any time and from time to time to, on each Business Day after the Agreement Closing Date, withdraw all cash amounts on deposit in the Concentration Account (including any cash transferred thereto on such date from the Lock-Box Account) in excess of the Minimum Balance and apply same to (i) first, to all Obligations (other than principal of the Loans) then due and payable, (ii) second, to the outstanding principal amount of all Tranche C Loans, (iii) third, to the outstanding principal amount of all Tranche B Loans and
         (iv) thereafter, to the outstanding principal amount of all Tranche A Loans.

                  2.6 Article VIII of the Prior Agreement is hereby amended to read as follows:

                                  ARTICLE VIII
                       TRANCHE B AND TRANCHE C FACILITIES

                  8.1 Tranche B and Tranche C Loans.

                  (a) Subject to the terms and conditions of this Agreement and the Loan Documents, the Lender agrees to make advances (each, a "Tranche B Loan" and, collectively, the "Tranche B Loans") to the Borrowers, from time to time during the Forbearance Period, at such times and in such amounts as the Borrowers may request, not to exceed in the aggregate at any one time outstanding the Tranche B Commitment at such time. During such time, the Borrowers may from time to time borrow, repay and reborrow under this Section 8.1(a). Each Tranche B Loan to a Borrower shall be made on notice by such Borrower to the Lender at its principal banking office at 50 South LaSalle Street, Chicago, Illinois 60675, given no later than 10:00 a.m. (Chicago time) on the Business Day of the proposed Tranche B Loan; provided, however, that any Tranche B Loan requested shall be in a minimum amount of $100,000. Each such notice (a "Notice of Tranche B Borrowing") shall be substantially in the form of Exhibit A-1, co-signed by the Consultant, specifying therein the requested date and the amount of such Tranche B Loan, and such other information as may be required by Lender and shall be given in writing (by telecopy or overnight courier) or by telephone (to the extent the Consultant is part of such telephonic notice) confirmed immediately in writing if requested by the Lender. Lender shall be entitled to rely upon, and shall be fully protected under this Agreement and the Loan Documents in relying upon, any Notice of

         Tranche B Borrowing believed by Lender to be genuine and to assume that each Person executing and delivering the same was duly authorized.

                  (b) Subject to the terms and conditions of this Agreement and the Loan Documents, the Lender agrees to make advances (each, a "Tranche C Loan" and, collectively, the "Tranche C Loans") to the Borrowers, from time to time during the Forbearance Period, at such times and in such amounts as the Borrowers may request, not to exceed in the aggregate at any one time outstanding the Tranche C Commitment at such time. During such time, the Borrowers may from time to time borrow, repay and reborrow under this Section 8.1(b). Each Tranche C Loan to a Borrower shall be made on notice by such Borrower to the Lender at its principal banking office at 50 South LaSalle Street, Chicago, Illinois 60675, given no later than 10:00 a.m. (Chicago time) on the Business Day of the proposed Tranche C Loan; provided, however, that any Tranche C Loan requested shall be in a minimum amount of $100,000. Each such notice (a "Notice of Tranche C Borrowing") shall be substantially in the form of Exhibit A-2, co-signed by the Consultant, specifying therein the requested date and the amount of such Tranche C Loan, and such other information as may be required by Lender and shall be given in writing (by telecopy or overnight courier) or by telephone (to the extent the Consultant is part of such telephonic notice) confirmed immediately in writing if requested by the Lender. Lender shall be entitled to rely upon, and shall be fully protected under this Agreement and the Loan Documents in relying upon, any Notice of Tranche C Borrowing believed by Lender to be genuine and to assume that each Person executing and delivering the same was duly authorized.

                  8.2 Tranche B and Tranche C Notes.

                  (a) Borrowers shall execute and deliver to the Lender a note to evidence the Tranche B Loans, such note to be in the maximum amount of the Tranche B Commitment, dated the date hereof and in form and content acceptable to the Lender (the "Tranche B Note"). The Tranche B Note shall represent the joint and several obligation of each Borrower to pay the amount of the Tranche B Commitment or, if less, the aggregate unpaid principal amount of all Tranche B Loans made by the Lender to the Borrowers with interest thereon us prescribed in Section
         8.5. The date and amount of each Tranche B Loan and each payment of principal with respect thereto shall be recorded on the books and records of the Lender, which books and records shall constitute prima facie evidence of the accuracy of the information therein recorded. The entire unpaid balance of the Tranche B Loans shall be immediately due and payable on the Forbearance Termination Date.

                  (b) Borrowers shall execute and deliver to the Lender a note to evidence the Tranche C Loans, such note to be in the maximum amount of the Tranche C Commitment, dated the date hereof and in form and content acceptable to the Lender (the "Tranche C Note"). The Tranche C Note shall represent the joint and several obligation of each Borrower to pay the amount of the Tranche C Commitment or, if less, the aggregate unpaid principal amount of all Tranche C Loans made by the Lender to the Borrowers with interest thereon as prescribed in Section
         8.5. The date and amount of each Tranche C Loan and each payment of principal with respect thereto shall be recorded on the books and records of the Lender, which books and records shall constitute prima facie evidence of the accuracy of the information therein recorded. The entire unpaid balance of the Tranche C Loans shall be immediately due and payable on the Forbearance Termination Date.

                  8.3 Designated Borrower. Each Borrower hereby irrevocably designates Akorn as its sole agent for the purposes of (a) issuing Notices of Tranche B Borrowings and Notices of Tranche C Borrowings and
         (b) receiving notices and consents in respect of Tranche B Loans and Tranche C Loans.

                  8.4 Payments; Prepayment, Commitment Reduction; Commitment
         Fee.

                  (a) The Borrowers shall repay all outstanding principal of the Tranche B Loans and the Tranche C Loans on the Forbearance Termination Date.

                  (b) On any date on which the sum of the aggregate outstanding principal amount of the Tranche B Loans exceeds the Tranche B Loan Commitment then in effect, the Borrowers shall repay Tranche B Loans in an amount equal to such excess.

                  (c) On any date on which the sum of the aggregate outstanding principal amount of the Tranche C Loans exceeds the Tranche C Loan Commitment then in effect, the Borrowers shall repay Tranche C Loans in an amount equal to such excess.

                  (d) On any date on which any Borrower receives notice (which notice, absent manifest error, shall be conclusive and binding on all parties) from the Lender that any expenditures made by the Borrowers during any calendar month exceed the amounts allocated for such expenditures in the Budget for such month, the Borrowers shall repay all outstanding Tranche C Loans and the Tranche C Commitment (and the Borrowers' right to receive Tranche C Loans) shall be immediately terminated.

                  (e) Borrowers shall have the right at any time to voluntarily prepay all or part of the Tranche B Loans or the Tranche C Loans and permanently reduce or terminate the Tranche B Commitment or the Tranche C Commitment, and no prepayment fee, premium or penalty shall be payable in connection with any such voluntary prepayment. Upon any such prepayment and permanent reduction or termination of (i) the Tranche B Commitment, the Tranche B Commitment (and the Borrowers' right to receive Tranche B Loans) shall simultaneously terminate or be permanently reduced, as the case may be, and (ii) the Tranche C Commitment, the Tranche C Commitment (and the Borrowers' right to receive Tranche C Loans) shall simultaneously terminate or be permanently reduced, as the case may be.

                  (f) Borrowers shall pay to Lender, in arrears on the last Business Day of each calendar month and on the Forbearance Termination Date, a commitment fee computed at a rate equal to 0.5% per annum of the daily average Unutilized Commitment.

                  8.5 Interest on Tranche B Loans and Tranche C Loans.

                  (a) Borrowers shall pay interest to Lender, in arrears on the last Business Day of each calendar month (and on any date of repayment or prepayment of principal of Tranche B Loans), based on the amounts outstanding from time to time under the Tranche B Loans, at a rate equal to the sum of the Prime Rate and 3.0% per annum.

                  (b) Borrowers shall pay interest to Lender, in arrears on the last Business Day of each calendar month (and on any date of repayment or prepayment of principal of Tranche C Loans), based on the amounts outstanding from time to time under the Tranche C Loans, at a rate equal to the sum of the Prime Rate and 3.0% per annum.

                  (c) If any payment on the Tranche B Loans or the Tranche C Loans becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  (d) All computations of interest and fees shall be made by the Lender on the basis of a three hundred sixty (360) day year, in each case for the actual number of days occurring in the period for which such interest is payable. The Prime Rate shall be determined each day based upon the Prime Rate as in effect each day. Each determination by the Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error or bad faith.

                  (e) Notwithstanding anything to the contrary set forth in this
         Section 8.5, if, at any time until payment in full of all of the Obligations, the rate of interest payable in respect of the Tranche B Loans or the Tranche C Loans hereunder exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "Maximum Lawful Rate"), then in such event and so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable in respect of the Tranche B Loans or Tranche C Loans, as the case may be, hereunder shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, Borrowers shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Lender from the making of Tranche B Loans or Tranche C Loans, as the case may be, hereunder is equal to the total interest which would have been received had the interest rate payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Agreement Closing Date as otherwise provided in this Agreement. Thereafter, the interest rate payable hereunder shall be the rate of interest provided in Sections 8.5(a) through (d) of this Agreement, unless and until the rate of interest again exceeds the Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by Lender pursuant to the terms hereof exceed the amount which Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Section 8.5(c), shall make a final determination that Lender has received interest hereunder or under any of the other Loan Documents in excess of the Maximum Lawful Rate, Lender shall, to the extent permitted by applicable law, promptly apply such excess first to any interest due and not yet paid hereunder in respect of the Tranche B Loans or Tranche C Loans, as the case may be, then to the outstanding principal of the Tranche B Loans or Tranche C Loans, as the case may be, then to Fees and any other unpaid Obligations and thereafter shall refund any excess to Borrowers or as a court of competent jurisdiction may otherwise order.

                  8.6 Application and Allocation of Payments. Lender is authorized to, and at its option may, make or cause to be made Tranche B Loans and/or Tranche C Loans on behalf of the Borrowers for payment of all Fees, expenses, Charges, costs, principal, interest, or other Obligations owing by any Borrower under this Agreement or any of the other Loan Documents if and to the extent any such Borrower fails to promptly pay any such amounts as and when due. At Lender's option and to the extent permitted by applicable law, any advances so made shall be deemed Tranche B Loans or Tranche C Loans, as the case may be, constituting part of the Tranche B Loans or Tranche C Loans, as the case may be, hereunder. Borrowers hereby irrevocably waive the right to direct the application of any and all payments at any time or times hereafter received from or on behalf of any such Borrower, and each Borrower hereby irrevocably agrees that Lender shall have the continuing exclusive right to apply any and all such payments against the then due and payable Obligations of Borrowers and in repayment of the Loans as Lender may deem advisable notwithstanding any previous entry by Lender upon the Loan Account or any other books and records.

                  8.7 Conditions Precedent to Tranche B and Tranche C Borrowings. Notwithstanding any other provision of this Agreement and without affecting in any manner the rights of Lender hereunder, Borrowers shall have no rights under this Agreement (but shall have all applicable obligations hereunder), and Lender shall not be obligated to make any Tranche B Loan or Tranche C Loan, or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied, in Lender's sole discretion, or waived in writing by
         Lender:

                  (a) Accuracy of Representations and Warranties. All of each Borrowers' representations and warranties contained herein or in any of the other Loan Documents shall be true and correct on and as of the Agreement Closing Date and the date on which each such Tranche B Loan or Tranche C Loan, as the case may be, is made as though made on and as of such date, except, to the extent that any such representation or warranty expressly relates to an earlier date.

                  (b) No Material Adverse Change. Except for the Existing Events, no Material Adverse Effect shall have occurred since the Agreement Closing Date (including, without limitation, in respect of events or circumstances that commenced prior to the Agreement Closing
         Date).

                  (c) No Default. Except for the Existing Events, no event shall have occurred and be continuing, or would result from the making of any Tranche B Loan or Tranche C Loan, which constitutes or would constitute a Default or an Event of Default.

         The request and acceptance by any Borrower of the proceeds of any Tranche B Loan or Tranche C Loan shall be deemed to constitute, as of the date of such request or acceptance, a representation and warranty by the Borrowers to the Lender that the conditions in this Section 8.7 have been satisfied.

                  2.7 Section 11.18 of the Prior Agreement is hereby amended to read as follows:

                  11.18 WAIVER OF JURY TRIAL. EACH OF THE BORROWERS AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENTS OR INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH (INCLUDING WITHOUT LIMITATION, THE TRANCHE B NOTE AND THE TRANCHE C NOTE), OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT.

                  Section 3. Pre-Negotiation Agreement and Documents to Remain In Effect; Confirmation of Obligations; References. Except as expressly modified and amended by this Twelfth Amendment, the Prior Agreement shall remain in full force and effect as originally executed and delivered by the parties. In order to induce the Lender to enter into this Twelfth Amendment, the Borrowers hereby
(i) confirm and reaffirm all of their obligations under the Documents, as modified and amended as described above and under the Pre-Negotiation Agreement, as modified and amended as described above; (ii) acknowledge and agree that the Lender, by entering into this Twelfth Amendment, does not waive any existing or future default or event of default under any of the Documents or the Prior Agreement, or any rights, powers or remedies under any of the Documents or the Pre-Negotiation Agreement; (iii) acknowledge and agree that the Lender has not heretofore waived any Borrowing Condition Failure, or any rights or remedies under any of the Documents or the Prior Agreement; and (iv) acknowledge that they do not have any defense, set-off or counterclaim to the payment or performance of any of their obligations under the Documents or the Prior Agreement, as amended hereby. All references to the Prior Agreement shall henceforth be deemed to refer to the Prior Agreement as modified by this Twelfth Amendment and as hereafter modified by any amendment, modification or supplement thereto.

                  Section 4. Confirmation of Certifications, Representations and Warranties. In order to induce the Lender to enter into this Twelfth Amendment the Borrowers hereby certify, represent and warrant to the Lender that, except as otherwise disclosed to the Lender in writing prior to the date hereof, including in the Pre-Negotiation Agreement and in the Exhibits and Schedules attached thereto and/or in documents submitted to the Lender prior to the date hereof (including, but not limited to, any and all financial statements and reports, budgets, statements of cash flow and governmental reports and filings) (collectively referred to herein as "Disclosures"), all certifications, representations and warranties contained in the Documents and in the Pre-Negotiation Agreement and in all certificates heretofore delivered to the Lender are true and correct as of the date hereof in all material respects, and, subject to such Disclosures, all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Twelfth Amendment.

                  Section 5. RELEASE. EACH BORROWER ON BEHALF OF ITSELF AND ITS AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, PRINCIPALS, SHAREHOLDERS, BENEFICIARIES, OFFICERS, MANAGERS, DIRECTORS, AGENTS, REPRESENTATIVES, ADVISORS, EMPLOYEES AND ATTORNEYS, HEREBY JOINTLY AND SEVERALLY RELEASES, WAIVES AND FOREVER DISCHARGES EACH OF THE LENDER AND ITS AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, PRINCIPALS, SHAREHOLDERS, BENEFICIARIES, OFFICERS, MANAGERS, DIRECTORS, AGENTS, REPRESENTATIVES, ADVISORS, EMPLOYEES AND ATTORNEYS OF, FROM, AND WITH RESPECT TO ANY AND ALL MANNER OF ACTIONS, CAUSES OF ACTIONS, SUITS, DISPUTES, CLAIMS, COUNTERCLAIMS AND/OR LIABILITIES, CROSS CLAIMS, DEFENSES THAT ARE KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, PAST OR PRESENT, ASSERTED OR UNASSERTED, CONTINGENT OR LIQUIDATED, WHETHER OR NOT WELL FOUNDED IN FACT OR LAW, WHETHER IN CONTRACT, IN TORT OR OTHERWISE, AT LAW OR IN EQUITY, BASED UPON, RELATING TO OR ARISING OUT OF ANY AND ALL TRANSACTIONS, RELATIONSHIPS OR DEALINGS WITH OR LOANS MADE TO THE BORROWERS PURSUANT TO THE LOAN DOCUMENTS AND/OR THE PRIOR AGREEMENT PRIOR TO THE EFFECTIVENESS HEREOF.

                  Section 6. Entire Agreement. This Twelfth Amendment sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Twelfth Amendment, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Twelfth Amendment other than as are herein set forth.

                  Section 7. Successors. This Twelfth Amendment shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.

                  Section 8. Severability. In the event any provision of this Twelfth Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

                  Section 9. Amendments, Changes and Modifications. This Twelfth Amendment may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto:

                  Section 10. Construction.

                  (a) The words "hereof," "herein," and "hereunder," and other words of a similar import refer to this Twelfth Amendment as a whole and not to the individual Sections in which such terms are used.

                  (b) References to Sections and other subdivisions of this Twelfth Amendment are to the designated Sections and other subdivisions of this Twelfth Amendment as originally executed.

                  (c) The headings of this Twelfth Amendment are for convenience only and shall not define or limit the provisions hereof.

                  (d) Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.

                  (e) Each party to this Twelfth Amendment and legal counsel for each party have participated in the drafting of this Twelfth Amendment, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Twelfth Amendment.

                  Section 11. Execution of Counterparts. This Twelfth Amendment may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                  Section 12. Governing Law. This Twelfth Amendment shall be governed by and be construed and enforced in accordance with the laws of the State of Illinois.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

Address for Notices:                             AKORN, INC.

2500 Millbrook Drive
Buffalo Grove, IL  60089                         By /s/ Arthur S. Przybyl
Attention:  Chief Financial Officer                ----------------------
Telecopier No.: (847) 279-6191                      Name:  Arthur S. Przybyl
Telephone No.:  (847) 279-6100                      Title: President and CEO


                                                 AKORN (NEW JERSEY), INC.


                                                 By /s/ Arthur S. Przybyl
                                                    Name:  Arthur S. Przybyl
                                                    Title: President and CEO

50 South LaSalle Street
Chicago, Illinois  60675                         THE NORTHERN TRUST COMPANY
Attention:  Olga Georgiev
Telecopier No.: (312) 630-6105
Telephone No.:  (312) 444-2438                   By /s/ F. M. Burian
                                                   -----------------
                                                    Name:  F. M. Burian
With a copy to                                      Title: Senior V.P.

White & Case LLP
200 S. Biscayne Blvd., Suite 4900
Miami, FL  33131
Attention:  John K. Cunningham, Esq.

                                 TRANCHE C NOTE

$1,000,000                                                         June 30, 2003
                                                               Chicago, Illinois


                  FOR VALUE RECEIVED, the undersigned, AKORN, INC., a Louisiana corporation ("Akorn"), and AKORN (NEW JERSEY), INC., an Illinois corporation ("Akorn NJ"), jointly and severally, promise to pay to the order of THE NORTHERN TRUST COMPANY (the "Lender"') on the Forbearance Termination Date, the principal amount of ONE MILLION DOLLARS ($1,000,000), or the amount outstanding as endorsed on the grid attached to this Tranche C Note or recorded in the Lender's books and records, if the Lender is the holder hereof. Such endorsement or recording by the Lender shall, absent manifest error, be rebuttably presumptive evidence of the principal balance due on this Tranche C Note.

                  This Tranche C Note evidences indebtedness incurred under that certain Pre-Negotiation Agreement, dated as of September 20, 2002 (as the same may be subsequently amended, restated, supplemented or otherwise modified, the "Pre-Negotiation Agreement"), among Akorn, Akorn NJ and the Lender, to which Pre-Negotiation Agreement reference is hereby made for a statement of its terms and provisions. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Pre-Negotiation Agreement.

                  Unless or until this Tranche C Note shall sooner become due and payable, whether by acceleration or otherwise, the Borrowers may from time to time borrow, repay and reborrow in accordance with the terms and conditions of the Pre-Negotiation Agreement. The unpaid principal amount of this Tranche C Note from time to time outstanding shall bear interest from the date of this Tranche C Note at the rate per annum set forth in the Pre-Negotiation Agreement. Accrued interest on this Tranche C Note shall be payable in accordance with the terms of the Pre-Negotiation Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable on demand. Interest on this Tranche C Note shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America.

                  Subject to the terms and conditions of the Pre-Negotiation Agreement, the undersigned agree to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Tranche C Note in attempting to collect any amounts payable hereunder. The undersigned irrevocably waive presentment, protest, demand and notice of any kind in connection herewith.

                  This Tranche C Note is made under and governed by the internal laws of the State of Illinois (without regard to conflict of laws provisions thereof), and shall be deemed to have been executed in the State of Illinois.

                                         AKORN, INC.,
                                         a Louisiana corporation


                                         By: /s/ Ben Pothast
                                            ----------------
                                           Name:  Ben Pothast
                                           Title: C.F.O.


                                         AKORN (NEW JERSEY), INC.,
                                         an Illinois corporation


                                         By: /s/ Ben Pothast
                                            ----------------
                                           Name:  Ben Pothast
                                           Title: C.F.O.

                    TRANCHE C LOANS AND PRINCIPAL REPAYMENTS

                                Type of Loan         Amount of       Unpaid
                 Amount of      & Applicable         Principal      Principal     Notation
    Date         Loan Made      Interest Rate         Repaid         Balance       Made By
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

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















                                      -3-